Exhibit 99.1

Investor Presentation October 2020 F&M TRUST Franklin Financial Services Corporation 1

Forward Looking Statements Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms. Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements. These factors include (but are not limited to) the following: general economic conditions, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K. F&M TRUST Franklin Financial Services Corporation 2

CEO Comments Despite the challenges 2020 has presented us so far, we have are pleased to be able to record a strong third quarter of earnings. As a result of our prudence in the first and second quarters we did not need to take an extraordinary charge to earnings to build our loan loss reserve which currently stands at 1.68% of assets (1.78% if not including the Paycheck Protection Program loans). With net earnings of $3.5 million for the quarter we have been able to build the book value of the company and responsibly maintain our $.30 per share dividend. While we are disappointed with our stock valuation we understand, that as an industry, financial services is currently out of favor with the market and so we stay focused on our customers and improving the operations of the bank. To date we have not had a significant uptick in credit issues though we have prepared the company should issues arise by successfully issuing $20 million in sub debt to further strengthen our already strong capital base. We have been pleased with the results of our residential mortgage program and we have started to see a rebound in other fee-based lines of business including Investment and Trust Services and debit card income. The company continues to focus on controlling expenses and we have been proactive in lowering our interest cost on deposits. While we are still working through the uncertainties brought on by the pandemic and the low interest rate environment we are currently in, we are preparing for when these challenges lift and the business environment improves. The following investor presentation being released on Form 8(k) is a supplement to our quarterly earnings release. While it remains very difficult to give clear guidance for the rest of the year we can give you insight as to where we are today and what we are doing for tomorrow. We appreciate the support of our shareholders and I am available to you at anytime to listen to your concerns and ideas and answer your questions to the best of my ability. Sincerely, F&M TRUST Franklin Financial Services Corporation 3

Response to COVID-19 Pandemic Operational Response Customer Assistance Communication and Marketing Community Support F&M TRUST Franklin Financial Services Corporation 4

Operational Response All F&M Trust Community Offices remained open and operated under normal business hours to serve the bank’s customers during the third quarter 2020 Followed worker and building safety requirements for employers as required for in-person operations by the Commonwealth of Pennsylvania Modified operations at the bank’s Brookview Community Office remain until further notice due to specific circumstances at the Menno Haven retirement community To protect the bank’s at-risk customers, F&M Trust lobbies are reserved for senior citizens (customers age 60 and older) and those with underlying health conditions on Tuesdays and Thursdays from 9:00 a.m. to 10:00 a.m. Bank employees able to telework continued work-from-home rotation schedules in following orders from the Commonwealth of Pennsylvania F&M TRUST Franklin Financial Services Corporation 5

Operational Response F&M Trust continues to take the following health and safety precautions at all offices: Requiring face masks or face coverings for employees and customers Placing decals on floors to help maintain social distancing Thoroughly cleaning and disinfecting workstations, counters and commonly used areas Using clear protections (sneeze guards) for workstations in common areas Providing access to hand sanitizer stations Provided ongoing updates and guidance for employees pursuant to the bank’s Return to Work plan as local counties moved through the Red, Yellow and Green phases of reopening Modified the bank’s Paid Time Off (PTO) policy due to the pandemic’s impact on employees’ ability to take PTO and to provide supervisors greater flexibility in managing PTO requests F&M TRUST Franklin Financial Services Corporation 6

Operational Response Maintained COVID-19 Response Team consisting of the following senior leaders: Timothy G. Henry – President and Chief Executive Officer Lorie Heckman – Senior Vice President, Chief Risk Officer Karen K. Carmack, DM – Senior Vice President, Chief Human Resources Officer The bank’s COVID-19 Response Team and additional senior leaders listed below continue to conduct weekly virtual briefings to coordinate operations and monitor issues related to the COVID-19 pandemic Mark R. Hollar – Senior Vice President, Chief Financial Officer & Treasurer Steven D. Butz – Senior Vice President, Chief Commercial Services Officer Patricia A. Hanks – Senior Vice President, Chief Retail Services Officer Ronald L. Cekovich – Senior Vice President, Chief Information & Operations Officer Matthew D. Weaver – Senior Vice President, Chief Marketing Officer F&M TRUST Franklin Financial Services Corporation 7

Customer Assistance Directed customers to the bank’s convenience services including online banking, the F&M Trust mobile banking app, Freedom Access Center (telephone banking) and call center Introduced an Emergency Personal Line of Credit for existing and non-customers who are experiencing a financial hardship Responded to requests from commercial and retail customers to provide loan modifications including three to six month interest-only or full payment deferrals due to economic conditions Posted content on social media channels and the bank’s blog, Money Moves, educating our customers and communities of fraud and scams related to COVID-19 Work from home scams and how to avoid them Work-from-home scams and how to avoid them September 10, 2020 / Ray Wills As the coronavirus As the coronavirus crisis causes unemployment numbers to increase, a trend has emerged: Many people are falling victim to work-from-home scams. Identifying these scams can be tricky, as work-from-home opportunities have skyrocketed due to nationwide stay-at- home orders.... F&M TRUST Franklin Financial Services Corporation 8

Customer Assistance Continued participation in the Paycheck Protection Program (PPP), under the Coronavirus Aid, Relief and Economic Security (CARES) Act, to support eligible borrowers for loan forgiveness Provided timely updates and information to borrowers as new guidance about the forgiveness process was issued from the U.S. Department of the Treasury and the Small Business Administration (SBA) To date, F&M Trust has received approximately 150 PPP loan forgiveness applications from the bank’s 756 total funded loans 77 PPP loan forgiveness applications have been submitted to the SBA; 30 applications are approved for forgiveness and the bank has received reimbursement of $1.2 million against the $63 million in funded PPP loans F&M Trust maintains ongoing communication with PPP borrowers regarding information needed and updates required for their loan forgiveness documentation F&M TRUST Franklin Financial Services Corporation 9

Communication and Marketing Published ongoing content to the bank’s website, fmtrust.bank, with updates and resources related to COVID-19, Community Office reopening, the Paycheck Protection Program and the CARES Act federal stimulus payments Provided timely and valuable information to customers through multiple channels including email, social media, online and mobile banking and office drive-up windows Launched “Ahead” campaign on television, radio, outdoor, digital and direct mail to promote the shift in consumer sentiment as businesses and communities begin to reopen AHEAD. TOGETHER. Visit fmtrust.bank today F&M Trust F&M TRUST Franklin Financial Services Corporation 10

Community Support F&M Trust donated $100,000 to be distributed among various organizations across the bank’s marketplace for COVID-19 relief efforts The funds for this effort were reallocated from budgeted business development activities, bank events and sponsorships that were cancelled due to COVID-19 Organizations receiving the investment include the United Way of Franklin County, the United Way of the Capital Region, the United Way of Carlisle & Cumberland County, the United Way of the Shippensburg area, the Fulton County Family Partnership and numerous fire companies and emergency rescue services that support the bank’s community office network F&M TRUST Franklin Financial Services Corporation 11

YTD Financial Updates Continued to monitor and reduce deposit rates in response to market conditions Net interest margin is 3.25% compared to 3.75% for the same period in 2019 Recorded a provision for loan loss expense of $5.4 million year-to-date due to increased qualitative risk factors related to the COVID-19 pandemic Allowance for loan loss ratio of 1.68% (1.78% excluding PPP); non-performing loan ratio of 0.93% Capital position remained strong with a total risk-based capital ratio of 17.62% and a leverage ratio of 8.75% Issued $20 million of subordinated notes to strengthen the capital position F&M TRUST Franklin Financial Services Corporation 12

YTD Financial Updates Maintained the dividend at $0.30 per share for the fourth quarter of 2020 Profitability in 2020 has positioned the company to increase the allowance for loan losses and strengthen capital levels as the company heads into a time of economic uncertainty Loan-to-deposit ratio of 75% enhances liquidity position and allows for quality lending opportunities Significant reduction in participation loans has improved overall portfolio credit quality New mortgage originations totaled $79.6 million, an increase of 180.0% from 2019 Fee income from new mortgages originated for sale in the secondary market increased $623,000 over the same period in 2019 F&M TRUST Franklin Financial Services Corporation 13

YTD Financial Updates Consumer loan originations increased 147.0% when compared to 2019, primarily due to the bank’s new FlexLOC® home equity product Online banking and mobile banking users have increased 11.0% and 18.0% respectively from the same period in 2019 as customers transition to digital banking channels After-hours call center usage increased 34.0% from September 2019 to September 2020 F&M TRUST Franklin Financial Services Corporation 14

Loan Modifications by Industry* and Collateral Dollars in Thousands (000’s) Industry Description Number of Loans Balance Percent of Gross Loans Percent of Risk-Based Capital1 Real Estate Secured Non-Real Estate Secured Hotels 24 $60,827 6% 44% $60,820 $7 Arts, Entertainment, and Recreation 4 $14,093 1% 10% $14,075 $18 Real Estate, Rental & Leasing 2 $4,911 < 1% < 1% $4,911 $ – Food Service 2 $931 < 1% < 1% $931 $ – Agriculture 3 $891 < 1% < 1% $891 $ – Public Administration 3 $290 < 1% < 1% $114 $176 Retail Trade 1 $117 < 1% < 1% $117 $ – Other Services (except Public Administration) 2 $76 < 1% < 1% $ – $76 Residential and Consumer Loans 3 $353 < 1% < 1% $351 $2 Total 44 $82,489 8% 59% $82,210 $279 *Loan deferrals as of September 30, 2020 by North American Industry Classification System (NAICS) code and type of collateral; 1Based on Bank’s risk-based capital    F&M TRUST Franklin Financial Services Corporation 15

Type of Loan Modifications Dollars in Thousands (000’s) Industry Description Principal Deferred Interest Only Payments Interest Only Loans Payments Deferred Principal & Interest Payments Deferred Total Hotels $18,026 $ – $42,801 $60,827 Arts, Entertainment, and Recreation $ – $ – $14,093 $14,093 Real Estate, Rental & Leasing $4,718 $ – $193 $4,911 Food Service $883 $ – $48 $931 Agriculture $ – $74 $817 $891 Public Administration $ – $140 $150 $290 Retail Trade $117 $ – $ – $117 Other Services (except Public Administration) $ – $ – $76 $76 Residential and Consumer Loans $ – $ – $353 $353   Total $23,744 $214 $58,531 $82,489  F&M TRUST Franklin Financial Services Corporation 16

Liquidity Available at September 30, 2020 Dollars in Thousands (000’s) Liquidity Source Capacity Outstanding Available Federal Home Loan Bank $387,935 $ – $387,935 Federal Reserve Bank Discount Window $24,786 $ – $24,786 Correspondent Banks $21,000 $ – $21,000 Paycheck Protection Program Liquidity Facility $63,395 $ – $63,395 Total $497,116 $ – $497,116    F&M TRUST Franklin Financial Services Corporation 17

Outlook for Remainder of 2020 Anticipating a challenging economic environment and slow recovery in the second half of 2020 and into 2021 with potential for a deterioration in credit metrics The low interest rate environment will continue to put pressure on net interest margin Moderate loan demand through the balance of 2020 and strong competition to meet that demand will temper loan growth Deposit growth likely as depositors look for safety for their funds We anticipate and have prepared for customers continuing to transition to digital banking and call center channels for day-to-day financial needs F&M TRUST Franklin Financial Services Corporation 18

Outlook for Remainder of 2020 Residential mortgage business will continue to grow due to high levels of refinance business and increasing levels of home purchases Improving performance from the Investment & Trust Services business line primarily due to rebound in equity market performance and cost control Recognized fee income from Paycheck Protection Program as loans are forgiven Occupy regional headquarters in the Harrisburg Capital Region that will feature key personnel from Commercial, Retail and Investment and Trust Services for efficient delivery of the bank’s capabilities to customersF&M TRUST Franklin Financial Services Corporation 19

Financial Updates Third Quarter Ended September 30, 2020 F&M TRUST Franklin Financial Services Corporation 20

A Balanced Revenue Model Annualized Noninterest Income Source as a percentage of Average Assets as of September 30, 2020 2020 Franklin Financial Median PA Banks Peer1 Trust 0.43% 0.05% BOLI 0.03% 0.05% Insurance / Investment Banking / Brokerage 0.02% 0.06% Loan Fees & Charges 0.15% 0.02% Service Charges on Deposits 0.15% 0.16% Other2 0.24% 0.24% Total Noninterest Income2 1.02% 0.58% 1PA Banks and Holding Companies with assets between $1-3 billion reporting for the last twelve months ended as of June 30, 2020; Source: S&P Global Market Intelligence; 2Excludes gains on sales and life insurance F&M TRUST Franklin Financial Services Corporation 21

Stable, Low Cost Deposits Cost of Deposits (%) 0.00 0.20 0.40 0.60 0.80 1.00 1.20 0.23 2016 0.25 2017 0.40 2018 0.64 2019 0.32 9/30/2020 YTD Cost of Deposits for September 2020 was 0.19% Franklin Financial Deposit Mix ($000’s) MMDAs & Savings $582.50 43.6% Retail Time $79.30 5.9% Demand Deposits $270.50 20.2% NOW & Other Transaction $404.40 30.3% F&M TRUST Franklin Financial Services Corporation 22

A Growing and Diversified Loan Portfolio F&M TRUST Franklin Financial Services Corporation 23 Loans Outstanding1 ($000’s) $1,000,000 $800,000 $600,000 $400,000 $200,000 $49,213 $84,572 $153,158 $219,323 $108,797 $279,350 $133,302 2016Y $49,064 $95,695 $176,384 $209,247 $101,704 $312,048 $115,331 2017Y $45,342 $88,586 $168,352 $196,238 $93,871 $381,104 $93,443 2018Y $46,350 $106,014 $140,784 $192,583 $78,712 $372,076 $67,736 2019Y $63,395 $42,884 $106,557 $149,658 $209,870 $72,431 $387,661 $69,136 9/30/2020 Commercial Real Estate Construction Commercial (C&l), Ag, Consumer and Other 1-4 Family Paycheck Protection Program State/Muni Loans Purchased Participations 1Purchased participations are included as part of the loans outstanding F&M TRUST Franklin Financial Services Corporation 23

Investment and Trust Services YTD New Assets Under Management ($000’s) $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 January February March April May June July August September October November December 2017 2018 2019 9/30/2020 F&M TRUST Franklin Financial Services Corporation 24

Investment and Trust Services Total Number of Accounts 1,650 1,675 1,700 1,725 1,750 1,775 1,800 12/31/2017 12/31/2018 12/31/2019 9/30/2020 F&M TRUST Franklin Financial Services Corporation 25

Investment and Trust Services Total Assets Under Management ($000’s) $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 June 2020 $121,781 $743,385 $865,167 July 2020 $123,120 $755,788 $878,908 August 2020 $110,938 $772,942 $883,880 September 2020 $106,238 $775,036 $881,274 Brokerage Trust Total F&M TRUST Franklin Financial Services Corporation 26

Strong Core Credit Quality Nonperforming Assets1 / Assets (%) 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 0.92% 2016Y 0.45% 2017Y 0.44% 2018Y 0.31% 2019Y 0.63% 9/30/2020 1Nonperforming assets = nonaccrual loans, loans 90 days past due and other real estate owned F&M TRUST Franklin Financial Services Corporation 27

Balance Sheet Highlights Dollars in Thousands (000’s) 2016Y 2017Y 2018Y 2019Y 9/30/2020 Total Assets $1,127,443 $1,179,813 $1,209,587 $1,270,923 $1,511,213 Cash and Cash Equiv. $36,665 $58,603 $52,957 $83,828 $71,160 Investments $145,925 $127,336 $131,846 $187,873 $346,774 Net Loans1 $883,338 $932,350 $960,960 $922,609 $1,005,807 Deposits $982,120 $1,047,181 $1,082,629 $1,125,392 $1,336,749 Shareholders’ Equity $116,493 $115,144 $118,396 $127,528 $139,574 1Includes $63.4 million Paycheck Protection Program loans at September 30, 2020 F&M TRUST Franklin Financial Services Corporation 28

Income Statement Highlights Dollars in Thousands (000’s) Quarter Ended 9/30/2019 Quarter Ended 6/30/2020 Quarter Ended 9/30/2020 Interest Income $12,722 $11,165 $11,237 Interest Expense $1,887 $833 $854 Provision for Losses ($162) $1,975 $375 Noninterest Income1 $3,481 $3,385 $3,658 Noninterest Expense $8,991 $9,644 $9,649 Net Income $4,499 $3,067 $3,462 1Excludes securities gains F&M TRUST Franklin Financial Services Corporation 29

Key Performance Measures Percent (%) Quarter Ended 9/30/2019 Quarter Ended 6/30/2020 Quarter Ended 9/30/2020 Return on Avg. Assets 1.40 0.89 0.94 Return on Avg. Equity 14.60 9.43 10.14 Efficiency Ratio 61.40 68.61 66.87 Net Interest Margin 3.65 3.26 3.02 Noninterest Inc1 / Operating Revenue 24.30 22.49 26.10 1Excludes securities gains F&M TRUST Franklin Financial Services Corporation 30

Well-Positioned to Manage Uncertain Times Percent (%) Quarter Ended 9/30/2019 Quarter Ended 6/30/2020 Quarter Ended 9/30/2020 Risk-Based Capital Ratio (Total) 15.80 15.93 17.62 Leverage Ratio (Tier 1) 9.45 9.22 8.75 Common Equity Ratio (Tier 1) 14.53 14.66 14.21 Tangible Common Equity Ratio 9.06 9.18 8.69 Nonperforming Assets1 / Total Assets 0.59 0.29 0.63 Allowance for Loan Loss as a % of Loans 1.30 1.64 1.68 Allowance to Nonperforming Loans 247.45 397.86 180.31 1Nonperforming assets = nonaccrual loans, loans 90-days past due and other real estate owned F&M TRUST Franklin Financial Services Corporation 31

Strong Dividend Yield Per Share Measure / Market Valuation Quarter Ended 9/30/2019 Quarter Ended 6/30/2020 Quarter Ended 9/30/2020 Diluted Earnings Per Share $1.03 $0.71 $0.79 Cash Dividend Yield 3.38% 4.63% 5.61% Regular Cash Dividends Paid $0.30 $0.30 $0.30 Market Value (Per Share) $35.55 $25.90 $21.38 Book Value $29.03 $30.98 $31.93 Tangible Book Value1 $26.95 $28.91 $29.87 Market Cap ($M) $154.44 $112.70 $93.44 Price / Book (%) 122.46% 83.60% 66.90% Price / Tangible Book (%) 131.90% 89.60% 71.57% Price / LTM EPS (X) 10.10 8.25 7.37 1See GAAP versus Non-GAAP reconciliation F&M TRUST Franklin Financial Services Corporation 32

GAAP / Non-GAAP Reconciliation Tangible Book Value (per share) (non-GAAP) 9/30/2019 6/30/2020 9/30/2020 Shareholders’ equity 126,100 134,840 $ 139,574 Less intangible assets (9,016) (9,016) (9,016) Shareholders’ equity (non-GAAP) 117,084 125,824 130,558 Shares outstanding (in thousands) 4,344 4,352 4,371 Tangible book value (non-GAAP) 26.95 28.91 29.87 Efficiency Ratio Noninterest expense 8,991 9,644 $ 9,649 Net interest income 10,835 10,332 10,383 Plus tax equivalent adjustment to net interest income 328 340 389 Plus noninterest income, net of securities transactions 3,481 3,385 3,658 Total revenue 14,644 14,057 14,430 Efficiency Ratio (non-GAAP) 61.40% 68.61% 66.87% F&M TRUST Franklin Financial Services Corporation 33

Summary The Company is well capitalized which provides the ability to assist customers and communities through a challenging time and allows the Company to take advantage of business opportunities as they arise in the future Asset quality is good due to significantly lower dependence on participation loans though some deterioration can be expected as a result of effects of the pandemic Seasoned and experienced senior management team have previously worked through difficult economic conditions and have been actively positioning the bank to successfully navigate the current economic conditions The Company is well provisioned for losses should they occur in future quarters Liquidity remains strong with additional resources available if needed The company is being proactive in addressing the current and anticipated challenges in the future F&M TRUST Franklin Financial Services Corporation 34

Thank You Stock Symbol: FRAF (Nasdaq) www.franklinfin.com www.fmtrust.bank F&M TRUST Franklin Financial Services Corporation 35